UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 7, 2017

U.S. LARGE CAP EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the U.S. Large Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 28, 2017 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on June 1, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager event, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 7, 2017

To Shareholders of the U.S. Large Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 28, 2017 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on June 1, 2017.

The attached Information Statement provides information about Ceredex, the new portfolio management contract with Ceredex and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager related event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

U.S. LARGE CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the U.S. Large Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIM. Assets not allocated to money managers are managed by RIM. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Manager

Ceredex Value Advisors LLC (“Ceredex”) is an existing money manager for the Fund. Ceredex is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”). Ceredex notified RIM that Virtus Investment Partners, Inc. (“Virtus”) entered into an agreement to acquire RidgeWorth (the “Transaction”). Upon the close of the Transaction, Virtus acquired 100% of RidgeWorth.

Because this change of control resulted in an assignment of Ceredex’s portfolio management contract with RIM and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with Ceredex at its February 28, 2017 Board meeting. This new portfolio management contract became effective on June 1, 2017.

Portfolio Management Contract

Effective June 1, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Ceredex. The contract will continue until August 31, 2018. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Ceredex and by Ceredex upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Ceredex, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 28, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Ceredex. The Trustees approved the terms of the proposed portfolio management contract with Ceredex based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIM that the aggregate money manager fees to be paid by RIM from its investment advisory fee would not change as a result of the engagement of the money manager. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager event because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Ceredex, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $2,608,556 based on an assumed average asset level of $372,650,829 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the event described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.17% (estimated to be $633,506 based on the same asset level). Giving effect to the event described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.17% (estimated to have been $633,506 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the event described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Ceredex.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Ceredex acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
RidgeWorth Ceredex Large Cap Value Equity Fund	$2,115 million
RidgeWorth Ceredex Mid-Cap Value Equity Fund	$3,433 million
RIC U.S. Mid Cap Equity Fund	$ 159 million

Additional Information About Ceredex

Ceredex Value Advisors LLC, 301 East Pine Street, Suite 500, Orlando, FL 32801, is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”), 3333 Piedmont Rd NE #1500, Atlanta, GA 30305. RidgeWorth is a wholly-owned subsidiary of Virtus Investment Partners, Inc., 100 Pearl Street, 9th Floor, Hartford CT 06103, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Ceredex, all located at 301 East Pine Street, Suite 500, Orlando, FL 32801, are listed below.

Name	Principal Occupation/Title
Mills Riddick	CIO
Ashi Parikh	CEO
Brett Barner	Managing Director
Don Wordell	Managing Director
Nicole Blakley	Vice President
Charlie Carter	Director
Jason Fraser	Vice President
Jennifer Graff	Director
Hein Hanekom	Vice President
Steve Loncar	Director
Melissa Miller	Director
Cody Smith	Director
Sarah Thompson	Vice President
Josie Rosson	CCO
John Stebbins	CFO
William Turner	Chief Administrative Officer
David Maynard	Vice President

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Ceredex. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Ceredex, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Ceredex or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 7, 2017

U.S. MID CAP EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the U.S. Mid Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 28, 2017 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on June 1, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager event, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 7, 2017

To Shareholders of the U.S. Mid Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 28, 2017 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on June 1, 2017.

The attached Information Statement provides information about Ceredex, the new portfolio management contract with Ceredex and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager related event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

U.S. MID CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the U.S. Mid Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIM. Assets not allocated to money managers are managed by RIM. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Manager

Ceredex Value Advisors LLC (“Ceredex”) is an existing money manager for the Fund. Ceredex is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”). Ceredex notified RIM that Virtus Investment Partners, Inc. (“Virtus”) entered into an agreement to acquire RidgeWorth (the “Transaction”). Upon the close of the Transaction, Virtus acquired 100% of RidgeWorth.

Because this change of control resulted in an assignment of Ceredex’s portfolio management contract with RIM and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with Ceredex at its February 28, 2017 Board meeting. This new portfolio management contract became effective on June 1, 2017.

Portfolio Management Contract

Effective June 1, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Ceredex. The contract will continue until August 31, 2018. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Ceredex and by Ceredex upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Ceredex, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 28, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Ceredex. The Trustees approved the terms of the proposed portfolio management contract with Ceredex based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIM that the aggregate money manager fees to be paid by RIM from its investment advisory fee would not change as a result of the engagement of the money manager. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager event because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Ceredex, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.80% (estimated to be $1,402,341 based on an assumed average asset level of $175,292,614 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the event described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.27% (estimated to be $473,290 based on the same asset level). Giving effect to the event described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.27% (estimated to have been $473,290 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the event described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Ceredex.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Ceredex acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
RidgeWorth Ceredex Large Cap Value Equity Fund	$2,115 million
RidgeWorth Ceredex Mid-Cap Value Equity Fund	$3,433 million
RIC U.S. Large Cap Equity Fund	$ 153 million

Additional Information About Ceredex

Ceredex Value Advisors LLC, 301 East Pine Street, Suite 500, Orlando, FL 32801, is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”), 3333 Piedmont Rd NE #1500, Atlanta, GA 30305. RidgeWorth is a wholly-owned subsidiary of Virtus Investment Partners, Inc., 100 Pearl Street, 9th Floor, Hartford CT 06103, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Ceredex, all located at 301 East Pine Street, Suite 500, Orlando, FL 32801, are listed below.

Name	Principal Occupation/Title
Mills Riddick	CIO
Ashi Parikh	CEO
Brett Barner	Managing Director
Don Wordell	Managing Director
Nicole Blakley	Vice President
Charlie Carter	Director
Jason Fraser	Vice President
Jennifer Graff	Director
Hein Hanekom	Vice President
Steve Loncar	Director
Melissa Miller	Director
Cody Smith	Director
Sarah Thompson	Vice President
Josie Rosson	CCO
John Stebbins	CFO
William Turner	Chief Administrative Officer
David Maynard	Vice President

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Ceredex. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Ceredex, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Ceredex or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 7, 2017

TAX-MANAGED INTERNATIONAL EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the Tax-Managed International Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Janus Capital Management LLC (“Janus”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Janus at its May 23, 2017 Board meeting for Janus to continue to serve as a money manager to the Fund. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. The new portfolio management contract with Janus and the Sub-Sub-Advisory Agreement became effective on May 30, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager event, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 7, 2017

To Shareholders of the Tax-Managed International Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Janus Capital Management LLC (“Janus”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Janus at its May 23, 2017 Board meeting for Janus to continue to serve as a money manager to the Fund. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins” and together with Janus, the “Janus Entities”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. The new portfolio management contract with Janus and the Sub-Sub-Advisory Agreement became effective on May 30, 2017.

The attached Information Statement provides information about the Janus Entities, the agreements and the Board’s considerations in approving the new agreements.

Please note that the Fund is not required to obtain shareholder approval for this money manager related event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

TAX-MANAGED INTERNATIONAL EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Tax-Managed International Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Manager

Janus Capital Management LLC (“Janus”) notified RIM that its parent, Janus Capital Group Inc., had entered into an agreement and plan of merger with Henderson Group plc pursuant to which Henderson Group plc would merge with and into Janus Capital Group Inc. as the surviving corporation. Because this change of control resulted in an assignment of Janus’ portfolio management contract with RIM and an automatic termination of that contract, the Board approved a new portfolio management contract with Janus at its May 23, 2017 Board meeting. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins” and together with Janus, the “Janus Entities”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. The new portfolio management contract with Janus and the Sub-Sub-Advisory Agreement became effective on May 30, 2017.

Agreements

Effective May 30, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Janus and Janus entered into the Sub-Sub-Advisory Agreement with Perkins. The agreements will continue until August 31, 2018. Thereafter, the agreements will continue in effect for successive annual periods if their continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreements are automatically terminated if assigned. The contract with Janus may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Janus and by Janus upon 30 days’ written notice to RIM.

Board Approval of Agreements

In evaluating the portfolio management contract with Janus and the Sub-Sub-Advisory Agreement, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 23, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Janus and the Sub-Sub-Advisory Agreement. The Trustees approved the terms of the proposed portfolio management contract with Janus and the Sub-Sub-Advisory Agreement based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that due to a fee schedule change in the new portfolio management contract with Janus, based on Fund assets of approximately $660 million (as of February 2017), the engagement of the Janus Entities would decrease by approximately $92,238 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager event because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Janus, is paid a pro rata portion of its annual fee, based on the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.85% (estimated to be $4,437,646 based on an assumed average asset level of $522,076,032 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the event described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.19% (estimated to be $991,944 based on the same asset level). Giving effect to the event described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.17% (estimated to have been $887,529 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the event described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with the Janus Entities.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

The Janus Entities do not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Janus

Janus Capital Management LLC is a wholly-owned subsidiary of Janus Capital Group, Inc., both located at 151 Detroit Street Denver, CO 80206. Janus Capital Group, Inc. is wholly-owned by Janus Henderson Group plc (d/b/a Janus Henderson Investors), 201 Bishopsgate, London EC2M 3AE, United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Janus are listed below.

Name	Principal Occupation/Title
David Kowalski	Chief Risk Officer
Richard Weil	Chief Executive Officer
Bruce Koepfgen	President
Jennifer McPeek	Chief Operating and Strategy Officer
Enrique Chang	Chief Investment Officer
Michelle Rosenberg	Deputy General Counsel
Brennan Hughes	Chief Financial Officer
Michael Elder	SVP, Head of North American Distribution
Susan Wold	Chief Compliance Officer

Additional Information About Perkins

Perkins Investments Management, LLC is a wholly-owned subsidiary of Janus Capital Group, Inc. Perkins is located at 311 S. Wacker Drive, Suite 6000, Chicago, IL 60606 and Janus Capital Group, Inc. is located at 151 Detroit Street Denver, CO 80206. Janus Capital Group, Inc. is wholly-owned by Janus Henderson Group plc (d/b/a Janus Henderson Investors), 201 Bishopsgate, London EC2M 3AE, United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Perkins are listed below.

Name	Principal Occupation/Title
Thomas Perkins	Chief Executive Officer, Director
Ted Hans	Chief Operating Officer, Chief Compliance Officer, Treasurer, Director
Jennifer McPeek	Chief Financial Officer
Greg Kolb	Chief Investment Officer
Bruce Koepfgen	Executive Vice President & Director
Amy Stefonick	Secretary
Richard Weil	Director
Enrique Chang	Director
Michael Elder	Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of the Janus Entities. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which the Janus Entities, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of the Janus Entities or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 7, 2017

GLOBAL OPPORTUNISTIC CREDIT FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Global Opportunistic Credit Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Barings LLC and Barings Global Advisers Limited to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. as a money manager to the Fund. These changes became effective on June 7, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 7, 2017

To Shareholders of the Global Opportunistic Credit Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Barings LLC and Barings Global Advisers Limited (together, “Barings”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. as a money manager to the Fund. These changes became effective on June 7, 2017.

The attached Information Statement provides information about Barings, the new portfolio management contract with Barings and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

GLOBAL OPPORTUNISTIC CREDIT FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Global Opportunistic Credit Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIM. Assets not allocated to money managers are managed by RIM. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 23, 2017, the Board authorized the signing of a portfolio management contract to engage Barings LLC and Barings Global Advisers Limited (together, “Barings”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Oaktree Capital Management, L.P. (“Oaktree”). On June 7, 2017, the portfolio management contract with Oaktree was terminated.

Portfolio Management Contract

Effective May 23, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Barings. The contract will continue until August 31, 2018. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Barings and by Barings upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Barings, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 23, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Barings. The Trustees approved the terms of the proposed portfolio management contract with Barings based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $2.1 billion (as of September 2016), the proposed changes, including a fee change for Oaktree effective February 1, 2017, would decrease by approximately $1,523,307 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Barings, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 1.00% (estimated to be $17,485,229 based on an assumed average asset level of $1,748,522,934 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.31% (estimated to be $5,420,421 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.24% (estimated to have been $4,196,455 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Barings.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Barings acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
Barings Global High Yield Fund	$27 million

Additional Information About Barings

Barings Global Advisers Limited is wholly-owned by Barings (U.K.) Limited. Barings (U.K.) Limited is wholly-owned by Barings Guernsey Limited. Barings Guernsey Limited is wholly-owned by Barings LLC. Barings LLC is wholly-owned by MM Asset Management Holding LLC. MM Asset Management Holding LLC is wholly-owned by MassMutual Holding LLC. MassMutual Holding LLC is wholly-owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is 100% owned by its policy holders.

Barings Global Advisers Limited, Barings (U.K.) Limited, and Barings Guernsey Limited are located at 61 Aldwych, London WC2B 4AE, United Kingdom. Barings LLC is located at 550 Tryon Street, Suite 3300, Charlotte, NC 28202. MM Asset Management Holding LLC, MassMutual Holding LLC, and Massachusetts Mutual Life Insurance Company are located at 1295 State Street, Springfield, MA 01111.

The names and principal occupations of the principal executive officers and each director or general partner of Barings Global Advisers Limited are listed below.

Name	Principal Occupation/Title
Patrick Hoefling	Member of the Board of Directors
Sheldon M. Francis	Member of the Board of Directors
Paul Thompson	Member of the Board of Directors
Oliver Burgel	Member of the Board of Directors and Chief Operating Officer
Christopher Biggins	Chief Compliance Officer
Christopher A. DeFrancis	Company Secretary
Peter Clark	General Counsel
Colin Frew	Head of Finance

The names and principal occupations of the principal executive officers and each director or general partner of Barings LLC are listed below.

Name	Principal Occupation/Title
Thomas M. Finke	Chairman, Member of the Board of Managers and Chief Executive Officer
William F. Glavin, Jr	Member of the Board of Managers
Roger W. Crandall	Member of the Board of Managers
Elizabeth A. Ward	Member of the Board of Managers
M. Timothy Corbett	Member of the Board of Managers
Paul Thompson	Chief Operating Officer, Chief Financial Officer, and Managing Director
Susan Moore	Chief Administrative Officer and Managing Director
Christopher A. DeFrancis	Chief Compliance Officer, Deputy General Counsel, and Managing Director
Sheldon M. Francis	Chief Legal Officer, Secretary and Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Barings. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Barings, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Barings or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 7, 2017

MULTI-STRATEGY INCOME FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING RECENT MONEY MANAGER EVENTS

An Information Statement regarding recent money manager events related to the Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details recent money manager events related to the Fund. Specifically, as a result of a change of control for Janus Capital Management LLC (“Janus”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Janus at its May 23, 2017 Board meeting for Janus to continue to serve as a money manager to the Fund. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. The Board also approved the selection of Oaktree Capital Management, L.P. (“Oaktree”) to serve as a new discretionary money manager to the Fund. The new portfolio management contract with Janus and the Sub-Sub-Advisory Agreement became effective on May 30, 2017. The engagement of Oaktree became effective on June 7, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding these recent money manager events, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 7, 2017

To Shareholders of the Multi-Strategy Income Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details recent money manager events related to the Fund. Specifically, as a result of a change of control for Janus Capital Management LLC (“Janus”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Janus at its May 23, 2017 Board meeting for Janus to continue to serve as a money manager to the Fund. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins” and together with Janus, the “Janus Entities”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. The Board also approved the selection of Oaktree Capital Management, L.P. (“Oaktree”) to serve as a new discretionary money manager to the Fund. The new portfolio management contract with Janus and the Sub-Sub-Advisory Agreement became effective on May 30, 2017. The engagement of Oaktree became effective on June 7, 2017.

The attached Information Statement provides information about the Janus Entities and Oaktree, the new agreements and the Board’s considerations in approving the new agreements.

Please note that the Fund is not required to obtain shareholder approval for these money manager related events. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

MULTI-STRATEGY INCOME FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Control

Janus Capital Management LLC (“Janus”) notified RIM that its parent, Janus Capital Group Inc., had entered into an agreement and plan of merger with Henderson Group plc pursuant to which Henderson Group plc would merge with and into Janus Capital Group Inc. as the surviving corporation. Because this change of control resulted in an assignment of Janus’ portfolio management contract with RIM and an automatic termination of that contract, the Board approved a new portfolio management contract with Janus at its May 23, 2017 Board meeting. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins” and together with Janus, the “Janus Entities”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. The new portfolio management contract with Janus and the Sub-Sub-Advisory Agreement became effective on May 30, 2017.

Change of Money Manager

On May 23, 2017, the Board authorized the signing of a portfolio management contract to engage Oaktree Capital Management, L.P. (“Oaktree”) as a discretionary money manager to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIM.

Agreements

Effective May 30, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Janus and Janus entered into the Sub-Sub-Advisory Agreement with Perkins. The agreements will continue until August 31, 2018. Effective May 23, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Oaktree. The contract will continue until August 31, 2018. Thereafter, each agreement will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each agreement is automatically terminated if assigned. The contracts with Janus and Oaktree may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Janus or Oaktree and by Janus or Oaktree upon 30 days’ written notice to RIM.

Board Approval of Agreements

In evaluating the portfolio management contracts with Janus and Oaktree and the Sub-Sub-Advisory Agreement, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 23, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and each of Janus and Oaktree and the Sub-Sub-Advisory Agreement. The Trustees approved the terms of the proposed portfolio management contracts with Janus and Oaktree and the Sub-Sub-Advisory Agreement based upon RIM’s recommendation to hire each money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $857 million (as of February 2017), the engagement of Oaktree would increase by approximately $80,306 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees also considered information provided by RIM that due to a fee schedule change in the new portfolio management contract with Janus, based on Fund assets of approximately $857 million (as of February 2017), the engagement of the Janus Entities would decrease by approximately $52,411 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager events because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Janus and Oaktree, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.75% (estimated to be $3,023,126 based on an assumed average asset level of $403,083,463 for the twelve months ended October 31, 2016, RIC’s fiscal year end). Prior to the events described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.27% (estimated to be $1,088,325 based on the same asset level). Giving effect to the events described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.28% (estimated to have been $1,128,634 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the events described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with the Janus Entities or Oaktree.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

The Janus Entities do not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Oaktree acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
RiverNorth/Oaktree High Income Fund	$60 million
Vanguard Convertible Securities Fund	$1,479 million
Vantagepoint Diversifying Strategies Fund	$180 million
Vantagepoint High Yield Fund	$175 million

Additional Information About Janus

Janus Capital Management LLC is a wholly-owned subsidiary of Janus Capital Group, Inc., both located at 151 Detroit Street Denver, CO 80206. Janus Capital Group, Inc. is wholly-owned by Janus Henderson Group plc (d/b/a Janus Henderson Investors), 201 Bishopsgate, London EC2M 3AE, United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Janus are listed below.

Name	Principal Occupation/Title
David Kowalski	Chief Risk Officer
Richard Weil	Chief Executive Officer
Bruce Koepfgen	President
Jennifer McPeek	Chief Operating and Strategy Officer
Enrique Chang	Chief Investment Officer
Michelle Rosenberg	Deputy General Counsel
Brennan Hughes	Chief Financial Officer
Michael Elder	SVP, Head of North American Distribution
Susan Wold	Chief Compliance Officer

Additional Information About Perkins

Perkins Investments Management, LLC is a wholly-owned subsidiary of Janus Capital Group, Inc. Perkins is located at 311 S. Wacker Drive, Suite 6000, Chicago, IL 60606 and Janus Capital Group, Inc. is located at 151 Detroit Street Denver, CO 80206. Janus Capital Group, Inc. is wholly-owned by Janus Henderson Group plc (d/b/a Janus Henderson Investors), 201 Bishopsgate, London EC2M 3AE, United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Perkins are listed below.

Name	Principal Occupation/Title
Thomas Perkins	Chief Executive Officer, Director
Ted Hans	Chief Operating Officer, Chief Compliance Officer, Treasurer, Director
Jennifer McPeek	Chief Financial Officer
Greg Kolb	Chief Investment Officer
Bruce Koepfgen	Executive Vice President & Director
Amy Stefonick	Secretary
Richard Weil	Director
Enrique Chang	Director
Michael Elder	Director

Additional Information About Oaktree

Oaktree is owned approximately 60% by Oaktree Capital Group Holdings, L.P. (“OCGH”) and 40% by Oaktree Holdings, Inc. The general partner of OCGH is Oaktree Capital Group Holdings GP, LLC, which is 100% owned and controlled by senior executives of Oaktree. Oaktree current and former employees and certain long-standing clients of Oaktree own 100% of the economic interests in OCGH. Oaktree Holdings, Inc. is wholly-owned by Oaktree Capital Group, LLC (“OCG”), a publicly-traded company. All of these entities are located at 333 S. Grand Avenue, 28th Floor, Los Angeles CA 90071.

The names and principal occupations of the principal executive officers and each director or general partner of Oaktree are listed below.

Name	Principal Occupation/Title
Howard Marks	Co-Chairman
Bruce Karsh	Co-Chairman, Chief Investment Officer
John Frank	Vice Chairman
Sheldon Stone	Principal
Jay Wintrob	Chief Executive Officer
Todd Molz	General Counsel, Chief Administrative Officer
Rodney Vencatachellum	Managing Director, Chief Financial Officer
Daniel Levin	Principal, Chief Financial Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of the Janus Entities or Oaktree. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which the Janus Entities or Oaktree, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of the Janus Entities or Oaktree or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 7, 2017

MULTI-ASSET GROWTH STRATEGY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Multi-Asset Growth Strategy Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Capital Management, L.P. to serve as a new discretionary money manager to the Fund. This change became effective on June 7, 2017.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 7, 2017

To Shareholders of the Multi-Asset Growth Strategy Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Capital Management, L.P. (“Oaktree”) to serve as a new discretionary money manager to the Fund. This change became effective on June 7, 2017.

The attached Information Statement provides information about Oaktree, the new portfolio management contract with Oaktree and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

MULTI-ASSET GROWTH STRATEGY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Multi-Asset Growth Strategy Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 23, 2017, the Board authorized the signing of a portfolio management contract to engage Oaktree Capital Management, L.P. (“Oaktree”) as a discretionary money manager to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIM.

Portfolio Management Contract

Effective May 23, 2017, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Oaktree. The contract will continue until August 31, 2018. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Oaktree and by Oaktree upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Oaktree, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 23, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Oaktree. The Trustees approved the terms of the proposed portfolio management contract with Oaktree based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to Oaktree) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $450 million (as of February 2017), the proposed changes would increase by approximately $82,162 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their August 30, 2016 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Oaktree, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.85% (estimated to be $4,202,925 based on an assumed average asset level of $494,461,818 for the period from the Fund’s inception on March 7, 2017 through June 30, 2017). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.21% (estimated to be $1,038,370 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.23% (estimated to have been $1,137,262 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein. These figures do not reflect consolidation of the Fund’s wholly-owned subsidiary.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Oaktree.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Oaktree acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2017
RiverNorth/Oaktree High Income Fund	$60 million
Vanguard Convertible Securities Fund	$1,479 million
Vantagepoint Diversifying Strategies Fund	$180 million
Vantagepoint High Yield Fund	$175 million

Additional Information About Oaktree

Oaktree is owned approximately 60% by Oaktree Capital Group Holdings, L.P. (“OCGH”) and 40% by Oaktree Holdings, Inc. The general partner of OCGH is Oaktree Capital Group Holdings GP, LLC, which is 100% owned and controlled by senior executives of Oaktree. Oaktree current and former employees and certain long-standing clients of Oaktree own 100% of the economic interests in OCGH. Oaktree Holdings, Inc. is wholly-owned by Oaktree Capital Group, LLC (“OCG”), a publicly-traded company. All of these entities are located at 333 S. Grand Avenue, 28th Floor, Los Angeles CA 90071.

The names and principal occupations of the principal executive officers and each director or general partner of Oaktree are listed below.

Name	Principal Occupation/Title
Howard Marks	Co-Chairman
Bruce Karsh	Co-Chairman, Chief Investment Officer
John Frank	Vice Chairman
Sheldon Stone	Principal
Jay Wintrob	Chief Executive Officer
Todd Molz	General Counsel, Chief Administrative Officer
Rodney Vencatachellum	Managing Director, Chief Financial Officer
Daniel Levin	Principal, Chief Financial Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Oaktree. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Oaktree, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Oaktree or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.